UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2025

HUDSON GLOBAL, INC.

(Exact name of registrant as specified in charter)

Delaware	001-38704	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

53 Forest Avenue, Suite 102

Old Greenwich, CT 06870

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (475) 988-2068

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HSON	The NASDAQ Stock Market LLC
Series A Preferred Stock, $0.001 par value	HSONP	The NASDAQ Stock Market LLC
Preferred Share Purchase Rights		The NASDAQ Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Hudson Global, Inc. (“Hudson”) held its Annual Meeting of Stockholders on August 21, 2025 (the “Annual Meeting”). At the Annual Meeting, Hudson common stockholders approved a proposal permitting the issuance of shares of common stock of Hudson, which will represent more than 5% of the shares of Hudson common stock outstanding immediately prior to the Merger, to stockholders of Star, pursuant to the terms of the Merger Agreement (as defined below).

Pursuant to satisfaction or waiver of the remaining closing conditions, Hudson intends to complete its previously announced acquisition of Star Equity Holdings, Inc. (“Star”), pursuant to the Agreement and Plan of Merger, dated as of May 21, 2025 (the “Merger Agreement”), by and among Hudson, Star and HSON Merger Sub, Inc., a wholly owned subsidiary of Hudson (“Merger Sub”). Upon the terms and subject to the conditions of the Merger Agreement, at 12:01 a.m. (EST) on August 22, 2025, at the effective time of the Merger (the “Effective Time”), Merger Sub will merge with and into Star, with Star continuing as the surviving corporation of the Merger under the name “Star Operating Companies, Inc.” as a wholly owned subsidiary of Hudson. Capitalized terms used herein but not defined have the meanings set forth in the Merger Agreement.

The foregoing description of the Merger and the Merger Agreement and the transactions contemplated thereby in this Current Report on Form 8-K is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

As disclosed in greater detail in the joint proxy statement/prospectus filed with the SEC on July 23, 2025 (the “Joint Proxy Statement/Prospectus”) and distributed to the stockholders of both Hudson and Star, Jeffrey Eberwein, Hudson’s Chief Executive Officer and the holder of approximately 10% of Hudson’s common stock, is also a director and substantial stockholder of Star.

As of the close of business on July 14, 2025, the record date for the Annual Meeting, there were 2,755,335 shares of Hudson’s common stock outstanding and entitled to vote. A total of 2,635,333 shares of Common Stock were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting. At the Annual Meeting, Hudson’s stockholders:

(a) Elected four directors to serve on Hudson’s board of directors until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1);

(b) Approved, on a non-binding advisory basis, the compensation of Hudson’s named executive officers as disclosed in the Joint Proxy Statement/Prospectus (Proposal 2);

(c) Ratified the appointment of Wolf & Company, P.C. as Hudson’s independent registered public accounting firm to audit Hudson’s financial statements for the fiscal year ending December 31, 2025 (Proposal 3);

(d) Approved an amendment to the Plan to increase the aggregate number of shares of Hudson Common Stock issuable under the Plan by 400,000 shares, and to permit the issuance of up to 175,000 shares of Hudson Preferred Stock under the Plan (Proposal 4); and

(e) Approved the issuance of shares of common stock of Hudson, which will represent more than 5% of the shares of Hudson common stock outstanding immediately prior to the Merger, to stockholders of Star, pursuant to the terms of the Merger Agreement, in accordance with Nasdaq Listing Rule 5635(a) (Proposal 5).

The proposal to approve the adjournment of the Annual Meeting was not voted on because there were sufficient votes to approve Proposal 5. For additional information on these proposals, please see the Joint Proxy Statement/Prospectus. The voting results for each of these proposals are set forth below:

Proposal 1 - Election of Board of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey E. Eberwein	2,166,722	353,967	114,644
Mimi K. Drake	2,121,129	399,560	114,644
Connia M. Nelson	2,166,723	353,966	114,644
Robert G. Pearse	2,166,723	353,966	114,644

Proposal 2 - Approval, on a non-binding advisory basis, of the compensation of Hudson’s named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,017,132	452,428	51,129	114,644

Proposal 3 - Ratification of the appointment of Wolf & Company, P.C. as Hudson’s independent registered public accounting firm to audit Hudson’s financial statements for the fiscal year ending December 31, 2025

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,588,018	44,557	2,758	0

Proposal 4 - Approval of the amendment of the Plan to increase the aggregate number of shares of Hudson Common Stock issuable under the Plan by 400,000 shares, and to permit the issuance of up to 175,000 shares of Hudson Preferred Stock under the Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,885,387	634,130	1,172	114,644

Proposal 5 – Approval of the issuance of shares of common stock of Hudson, which will represent more than 5% of the shares of Hudson common stock outstanding immediately prior to the Merger, to stockholders of Star, pursuant to the terms of the Merger Agreement, in accordance with Nasdaq Listing Rule 5635(a)

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,735,848	783,684	1,157	114,644

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is included with this Current Report on Form 8-K:

EXHIBIT NUMBER	DESCRIPTION

2.1*	Agreement and Plan of Merger, dated May 21, 2025 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on May 22, 2025).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Hudson agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON GLOBAL, INC. (Registrant)

By:	/s/ MATTHEW K. DIAMOND
Matthew K. Diamond
Chief Financial Officer

Dated: August 21, 2025